SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                       Date of Report
                       (Date of earliest
                       event reported):      March 5, 2003


                          Journal Communications, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        0-7831                       39-0382060
---------------                ----------------              -------------------
(State or other                (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


                333 West State Street, Milwaukee, Wisconsin 53203
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 224-2728
                         -------------------------------
                         (Registrant's telephone number)


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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits. The following exhibit is being filed herewith:

          (99)  Journal Communications, Inc. press release, dated March 5, 2003.


Item 9.   Regulation FD Disclosure.
          ------------------------

          On March 5, 2003, Journal Communications, Inc. issued a press release announcing its fiscal 2002 financial results. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K.




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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    JOURNAL COMMUNICATIONS, INC.



Date:  March 5, 2003                 By: /s/ Paul M. Bonaiuto
                                        ----------------------------------------
                                         Paul M. Bonaiuto, Executive Vice
                                         President and Chief Financial Officer




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



                          JOURNAL COMMUNICATIONS, INC.

                            EXHIBIT INDEX TO FORM 8-K
                           Report Dated March 5, 2003


Exhibit No.
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   (99)       Journal Communications, Inc. press release, dated March 5, 2003.





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